HORIZON BLUE CROSS BLUE SHIELD OF NEW JERSEY
                     HORIZON HEALTHCARE OF NEW JERSEY, INC.
                              Three Penn Plaza East
                            Newark, New Jersey 07105



                                 March 26, 2001



CareAdvantage, Inc.
Metropolitan Corporate Plaza
485-C Route 1 South
Iselin, New Jersey  08830

CW Ventures II, L.P.
1041 Third Avenue
New York, New York 10021

                                    Re: Satisfaction of Debt Agreement

Ladies and Gentlemen:

Reference is made to the Satisfaction of Debt Agreement dated as of November 1, 2000 (the "Agreement") among Horizon Blue Cross Blue Shield of New Jersey, Horizon Healthcare of New Jersey, Inc., CareAdvantage, Inc., CareAdvantage Health Systems, Inc. and Contemporary HealthCare Management, Inc.

This letter will confirm our agreement to amend the Agreement by substituting the date May 31, 2001 for the date March 31, 2001 in Section 2.1 of the Agreement.

Except as set forth in the preceding paragraph, the Agreement remains in full force and effect.

CareAdvantage, Inc.
CW Ventures II, L.P.
March 26, 2001
Page 2

Please acknowledge your acceptance of and agreement with the foregoing by signing and returning the enclosed copy of this letter.

                                        Very truly yours,

                                        HORIZON BLUE CROSS BLUE
                                        SHIELD OF NEW JERSEY

                                     By:/s/ Robert J. Pures
                                        ----------------------------------------
                                        Name:  Robert J. Pures
                                        Title: Senior Vice President, Chief
                                               Executive Officer and Treasurer

                                        HORIZON HEALTHCARE OF
                                        NEW JERSEY, INC.

                                     By:/s/ William J. Frantel
                                        ----------------------------------------
                                        Name:  William J. Frantel
                                        Title:  Treasurer

ACCEPTED AND AGREED:

CAREADVANTAGE, INC.


By:/s/ Dennis J. Mouras
   -------------------------------
   Name:  Dennis J. Mouras
   Title: Chief Executive Officer


CW VENTURES II, L.P.

By:  CW PARTNERS III, L.P., its General Partner

     By:/s/ Barry Weinberg
        ------------------------------
        Name:  Barry Weinberg
        Title:    General Partner